                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gene R. Artemenko, hereby constitutes and appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                        Gene R. Artemenko
                                                        -----------------
                                                        Gene R. Artemenko

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, James C. Barr, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael
J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                       James C. Barr
                                                       -------------
                                                       James C. Barr

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Edgar F. Callahan, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael
J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                       Edgar F. Callahan
                                                       -----------------
                                                       Edgar F. Callahan

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Robert M. Coen, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael
J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                      Robert M. Coen
                                                      --------------
                                                      Robert M. Coen

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, John T. Collins, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael
J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                     John T. Collins
                                                     ---------------
                                                     John T. Collins

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Thomas S. Condit, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael
J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                     Thomas S. Condit
                                                     ----------------
                                                     Thomas S. Condit

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Rudolf J. Hanley, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael
J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                        Rudolf J. Hanley
                                                        ----------------
                                                        Rudolf J. Hanley

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, John L. Ostby, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael
J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                        John L. Ostby
                                                        -------------
                                                        John L. Ostby

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                Wendell A. Sebastian
                                                --------------------
                                                Wendell A. Sebastian

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Elizabeth Alexander, hereby appoints Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Gail
M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                      Elizabeth Alexander
                                                      -------------------
                                                      Elizabeth Alexander

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Marcia L. Beck, hereby appoints Elizabeth Alexander, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Gail
M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                        Marcia L. Beck
                                                        --------------
                                                        Marcia L. Beck

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, William Connors, hereby appoints Elizabeth Alexander, Marcia L. Beck, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Gail
M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                        William Connors
                                                        ---------------
                                                        William Connors

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Charles Filson, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Gail
M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                        Charles Filson
                                                        --------------
                                                        Charles Filson

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Scott M. Gilman, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Gail
M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                     Scott M. Gilman
                                                     ---------------
                                                     Scott M. Gilman

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Steven E. Hartstein, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                     Steven E. Hartstein
                                                     -------------------
                                                     Steven E. Hartstein

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, John W. Mosior, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael
J. Richman, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                         John W. Mosior
                                                         --------------
                                                         John W. Mosior

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Nancy L. Mucker, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Michael J. Richman, Gail
M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                      Nancy L. Mucker
                                                      ---------------
                                                      Nancy L. Mucker

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Michael J. Richman, hereby appoints Elizabeth Alexander, Marcia L. Beck, William Connors, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Gail M. Shanley, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  October 2, 1995



                                                      Michael J. Richman
                                                      ------------------
                                                      Michael J. Richman